Financial Supplement

Second Quarter 2026

Table of Contents	Page

Consolidated Financial Highlights	3

Consolidated Statements of Operations (unaudited)	4

Consolidated Balance Sheets (unaudited)	5

Loans and Deposits	6

Average Balance Sheets, Annualized Yields and Rates	7

Mortgage Banking Fees	9

Segment Financial Highlights	10

Credit-Related Information:
Nonaccrual loans and leases	13
Loans and Leases 90 Days or More Past Due and Accruing	14
Charge-offs, Recoveries, and Related Ratios	15
Summary of Changes in the Components of the Allowance for Credit Losses	17

Capital and Ratios	18

Non-GAAP Financial Measures and Reconciliations	19
The information in this Financial Supplement is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. The Company does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this Financial Supplement are subject to the forward-looking statements language contained in the Company’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which can be found on the SEC’s website (www.sec.gov) or on the Company’s website (www.citizensbank.com). The Company’s future financial performance is subject to the risks and uncertainties described in its SEC filings.

CONSOLIDATED FINANCIAL HIGHLIGHTS
(dollars in millions, except per share data)

		QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
							2Q26 Change								2026 Change
		2Q26	1Q26	4Q25	3Q25	2Q25	1Q26			2Q25			2026	2025	2025
							$/bps		%	$/bps		%			$/bps		%
SELECTED OPERATING DATA
Total revenue	A	$2,283	$2,168	$2,157	$2,118	$2,037	$115		5%	$246		12%	$4,451	$3,972	$479		12%
Noninterest expense	B	1,394	1,378	1,343	1,335	1,319	16		1	75		6	2,772	2,633	139		5
Pre-provision profit[1]		889	790	814	783	718	99		13	171		24	1,679	1,339	340		25
Provision (benefit) for credit losses		134	140	137	154	164	(6)		(4)	(30)		(18)	274	317	(43)		(14)
NET INCOME		587	517	528	494	436	70		14	151		35	1,104	809	295		36
Net income available to common stockholders		554	484	489	457	402	70		14	152		38	1,038	742	296		40
PER COMMON SHARE DATA
Basic earnings		$1.31	$1.14	$1.14	$1.06	$0.93	$0.17		15%	$0.38		41%	$2.45	$1.70	$0.75		44%
Diluted earnings		1.30	1.13	1.13	1.05	0.92	0.17		15	0.38		41	2.42	1.69	0.73		43
Cash dividends declared and paid per common share		0.46	0.46	0.46	0.42	0.42	—		—	0.04		10	0.92	0.84	0.08		10
Book value per common share		56.95	56.48	56.39	54.97	53.43	0.47		1	3.52		7	56.95	53.43	3.52		7
Tangible book value per common share[1]		38.29	37.94	38.07	36.73	35.23	0.35		1	3.06		9	38.29	35.23	3.06		9
Dividend payout ratio		35%	40%	40%	40%	45%	(524)	bps		(1,005)	bps		38%	49%	(1,186)	bps
COMMON SHARES OUTSTANDING
Average: Basic		422,871,137	425,344,491	429,483,110	431,365,552	433,640,210	(2,473,354)		(1%)	(10,769,073)		(2%)	424,100,982	435,967,554	(11,866,572)		(3%)
Diluted		426,681,848	429,894,837	434,077,960	435,472,350	436,539,774	(3,212,989)		(1)	(9,857,926)		(2)	428,274,078	439,342,703	(11,068,625)		(3)
Common shares at period-end		422,677,660	426,023,578	429,242,174	431,453,142	432,768,811	(3,345,918)		(1)	(10,091,151)		(2)	422,677,660	432,768,811	(10,091,151)		(2)
FINANCIAL RATIOS
Net interest margin		3.16%	3.14%	3.06%	2.99%	2.94%	2 bps			22 bps			3.15%	2.91%	24	bps
Net interest margin, FTE[1,2]		3.17	3.14	3.07	3.00	2.95	3			22			3.16	2.92	24
Return on average common equity		9.31	8.19	8.16	7.77	7.18	112			213			8.75	6.70	205
Return on average tangible common equity[1]		13.91	12.19	12.18	11.75	11.05	172			286			13.05	10.35	270
Return on average total assets		1.03	0.94	0.95	0.90	0.80	9			23			0.98	0.75	23
Return on average total tangible assets[1]		1.06	0.97	0.98	0.93	0.83	9			23			1.02	0.78	24
Effective income tax rate		22.29	20.46	22.03	21.38	21.37	183			92			21.44	20.86	58
Efficiency ratio	B/A	61.08	63.55	62.24	63.03	64.76	(247)			(368)			62.28	66.29	(401)
Noninterest income as a % of total revenue		28.54	27.95	28.75	29.75	29.41	59			(87)			28.25	28.79	(54)
Operating leverage:
Total revenue		$2,283	$2,168			$2,037	$115		5.25%	$246		12.01%	$4,451	$3,972	$479		12.06%
Less: Noninterest expense		1,394	1,378			1,319	16		1.15	75		5.64	2,772	2,633	139		5.28
Operating leverage									4.10%			6.37%					6.78%
CAPITAL RATIOS - PERIOD-END (PRELIMINARY)
CET1 capital ratio		10.4%	10.5%	10.6%	10.7%	10.6%
Tier 1 capital ratio		11.6	11.7	11.9	11.9	11.9
Total capital ratio		13.6	13.7	13.8	13.9	13.8
Tier 1 leverage ratio		9.2	9.3	9.5	9.4	9.4
Common equity ratio		10.3	10.6	10.7	10.6	10.6
Tangible common equity ratio[1]		7.2	7.3	7.5	7.4	7.2
SELECTED BALANCE SHEET DATA
Loan-to-deposit ratio (period-end balances)		79.46%	78.07%	77.84%	78.26%	79.56%	139	bps		(10)	bps		79.46%	79.56%	(10)	bps
Loan-to-deposit ratio (average balances)		79.58	79.09	78.82	79.57	79.72	49	bps		(14)	bps		79.34	80.30	(96)	bps
Full-time equivalent colleagues (period-end)		17,727	17,380	17,398	17,496	17,677	347		2%	50		—%	17,727	17,677	50		—%
1 These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."
2 Net interest margin is presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21% to adjust for the tax-exempt status of income from certain assets held by the Company.

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(dollars in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q26 Change						2026 Change
	2Q26	1Q26	4Q25	3Q25	2Q25	1Q26		2Q25		2026	2025	2025
						$	%	$	%			$	%
INTEREST INCOME
Interest and fees on loans and leases	$1,968	$1,884	$1,901	$1,897	$1,851	$84	4%	$117	6%	$3,852	$3,680	$172	5%
Interest and fees on loans held for sale	26	21	22	31	36	5	24	(10)	(28)	47	52	(5)	(10)
Investment securities	446	424	434	433	428	22	5	18	4	870	846	24	3
Interest-bearing deposits in banks	103	91	89	97	92	12	13	11	12	194	181	13	7
Total interest income	2,543	2,420	2,446	2,458	2,407	123	5	136	6	4,963	4,759	204	4
INTEREST EXPENSE
Deposits	747	715	781	816	802	32	4	(55)	(7)	1,462	1,597	(135)	(8)
Short-term borrowed funds	9	4	—	5	9	5	125	—	—	13	17	(4)	(24)
Long-term borrowed funds	156	139	128	149	159	17	12	(3)	(2)	295	317	(22)	(7)
Total interest expense	912	858	909	970	970	54	6	(58)	(6)	1,770	1,931	(161)	(8)
Net interest income	1,631	1,562	1,537	1,488	1,437	69	4	194	14	3,193	2,828	365	13
NONINTEREST INCOME
Service charges and fees	117	112	112	112	111	5	4	6	5	229	220	9	4
Capital markets fees	153	134	140	166	105	19	14	48	46	287	205	82	40
Wealth fees	102	100	98	93	88	2	2	14	16	202	169	33	20
Card fees	89	83	86	87	90	6	7	(1)	(1)	172	173	(1)	(1)
Mortgage banking fees	42	42	52	49	73	—	—	(31)	(42)	84	132	(48)	(36)
Foreign exchange and derivative products	47	44	34	42	41	3	7	6	15	91	80	11	14
Letter of credit and loan fees	52	50	49	48	45	2	4	7	16	102	89	13	15
Securities gains, net	6	7	7	2	5	(1)	(14)	1	20	13	12	1	8
Other income	44	34	42	31	42	10	29	2	5	78	64	14	22
Total noninterest income	652	606	620	630	600	46	8	52	9	1,258	1,144	114	10
TOTAL REVENUE	2,283	2,168	2,157	2,118	2,037	115	5	246	12	4,451	3,972	479	12
Provision (benefit) for credit losses	134	140	137	154	164	(6)	(4)	(30)	(18)	274	317	(43)	(14)
NONINTEREST EXPENSE
Salaries and employee benefits	745	758	716	705	681	(13)	(2)	64	9	1,503	1,377	126	9
Equipment and software	195	197	199	197	193	(2)	(1)	2	1	392	387	5	1
Outside services	174	162	148	161	169	12	7	5	3	336	324	12	4
Occupancy	108	114	109	106	108	(6)	(5)	—	—	222	220	2	1
Other operating expense	172	147	171	166	168	25	17	4	2	319	325	(6)	(2)
Total noninterest expense	1,394	1,378	1,343	1,335	1,319	16	1	75	6	2,772	2,633	139	5
Income before income tax expense	755	650	677	629	554	105	16	201	36	1,405	1,022	383	37
Income tax expense	168	133	149	135	118	35	26	50	42	301	213	88	41
Net income	$587	$517	$528	$494	$436	$70	14%	$151	35%	$1,104	$809	$295	36%
Net income available to common stockholders	$554	$484	$489	$457	$402	$70	14%	$152	38%	$1,038	$742	$296	40%

CONSOLIDATED BALANCE SHEETS (unaudited)
(dollars in millions, except par value)

PERIOD-END BALANCES	AS OF					JUNE 30, 2026 CHANGE
	June 30, 2026	Mar 31, 2026	Dec 31, 2025	Sept 30, 2025	June 30, 2025	March 31, 2026		June 30, 2025
						$	%	$	%
ASSETS
Cash and due from banks	$1,219	$1,084	$1,464	$1,254	$1,107	$135	12%	$112	10%
Interest-bearing cash and due from banks	11,541	11,246	11,263	10,396	7,441	295	3	4,100	55
Interest-bearing deposits in banks	1,107	830	961	694	680	277	33	427	63
Debt securities available for sale, at fair value	37,448	36,361	35,697	35,419	34,658	1,087	3	2,790	8
Debt securities held to maturity	7,638	7,800	7,933	8,124	8,293	(162)	(2)	(655)	(8)
Loans held for sale	1,458	1,537	1,198	1,334	2,093	(79)	(5)	(635)	(30)
Loans and leases	147,491	143,667	142,692	140,870	139,304	3,824	3	8,187	6
Less: Allowance for loan and lease losses	(1,969)	(1,958)	(1,943)	(1,972)	(2,008)	(11)	1	39	(2)
Net loans and leases	145,522	141,709	140,749	138,898	137,296	3,813	3	8,226	6
Premises and equipment	873	874	915	857	855	(1)	—	18	2
Bank-owned life insurance	3,470	3,464	3,441	3,422	3,408	6	—	62	2
Goodwill	8,220	8,221	8,187	8,187	8,187	(1)	—	33	—
Other intangible assets	105	112	115	123	129	(7)	(6)	(24)	(19)
Other assets	15,235	14,680	14,428	14,039	14,163	555	4	1,072	8
TOTAL ASSETS	$233,836	$227,918	$226,351	$222,747	$218,310	$5,918	3%	$15,526	7%
LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Deposits:
Noninterest-bearing	$40,939	$41,672	$40,417	$39,472	$38,001	($733)	(2%)	$2,938	8%
Interest-bearing	144,681	142,363	142,896	140,539	137,085	2,318	2	7,596	6
Total deposits	185,620	184,035	183,313	180,011	175,086	1,585	1	10,534	6
Short-term borrowed funds	1,159	54	58	214	249	1,105	NM	910	NM
Long-term borrowed funds:
FHLB advances	5,763	2,513	2,014	14	1,542	3,250	129	4,221	NM
Senior debt	7,078	7,076	6,328	6,825	6,821	2	—	257	4
Subordinated debt and other debt	2,349	2,671	2,882	3,602	4,163	(322)	(12)	(1,814)	(44)
Total long-term borrowed funds	15,190	12,260	11,224	10,441	12,526	2,930	24	2,664	21
Other liabilities	5,684	5,397	5,439	6,252	5,215	287	5	469	9
TOTAL LIABILITIES	207,653	201,746	200,034	196,918	193,076	5,907	3	14,577	8
STOCKHOLDERS' EQUITY
Preferred stock:
$25.00 par value, 100,000,000 shares authorized for each of the periods presented	2,111	2,111	2,111	2,111	2,113	—	—	(2)	—
Common stock:
$0.01 par value, 1,000,000,000 shares authorized for each of the periods presented	7	7	7	7	7	—	—	—	—
Additional paid-in capital	22,521	22,466	22,476	22,448	22,420	55	—	101	—
Retained earnings	11,987	11,631	11,345	11,056	10,783	356	3	1,204	11
Treasury stock, at cost	(8,182)	(7,955)	(7,652)	(7,526)	(7,450)	(227)	(3)	(732)	(10)
Accumulated other comprehensive income (loss)	(2,261)	(2,088)	(1,970)	(2,267)	(2,639)	(173)	(8)	378	14
TOTAL STOCKHOLDERS' EQUITY	26,183	26,172	26,317	25,829	25,234	11	—	949	4
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$233,836	$227,918	$226,351	$222,747	$218,310	$5,918	3%	$15,526	7%
Memo: Total tangible common equity[1]	$16,185	$16,165	$16,341	$15,848	$15,246	$20	—%	$939	6%
1 Represents a non-GAAP financial measure. For further information on this measure, refer to "Non-GAAP Financial Measures and Reconciliations."

LOANS AND DEPOSITS
(dollars in millions)

PERIOD-END BALANCES	AS OF					JUNE 30, 2026 CHANGE
	June 30, 2026	Mar 31, 2026	Dec 31, 2025	Sept 30, 2025	June 30, 2025	Mar 31, 2026		June 30, 2025
						$	%	$	%
LOANS AND LEASES
Commercial and industrial	$53,467	$50,307	$49,232	$46,953	$45,412	$3,160	6%	$8,055	18%
Commercial real estate	23,817	24,282	24,580	25,540	26,230	(465)	(2)	(2,413)	(9)
Total commercial	77,284	74,589	73,812	72,493	71,642	2,695	4	5,642	8
Residential mortgages	36,374	35,404	35,024	34,477	33,823	970	3	2,551	8
Home equity	20,276	19,449	19,069	18,415	17,711	827	4	2,565	14
Automobile	1,482	1,863	2,310	2,816	3,407	(381)	(20)	(1,925)	(57)
Education	8,044	8,340	8,416	8,556	8,550	(296)	(4)	(506)	(6)
Other retail	4,031	4,022	4,061	4,113	4,171	9	—	(140)	(3)
Total retail	70,207	69,078	68,880	68,377	67,662	1,129	2	2,545	4
Total loans and leases	$147,491	$143,667	$142,692	$140,870	$139,304	$3,824	3%	$8,187	6%
Loans held for sale	1,458	1,537	1,198	1,334	2,093	(79)	(5)	(635)	(30)
Loans and leases and loans held for sale	$148,949	$145,204	$143,890	$142,204	$141,397	$3,745	3%	$7,552	5%

DEPOSITS
Noninterest-bearing demand	$40,939	$41,672	$40,417	$39,472	$38,001	($733)	(2%)	$2,938	8%
Checking with interest	40,258	37,675	37,428	35,219	34,918	2,583	7	5,340	15
Savings	23,570	24,114	24,353	24,759	25,400	(544)	(2)	(1,830)	(7)
Money market	60,029	59,611	60,062	59,709	55,638	418	1	4,391	8
Time	20,824	20,963	21,053	20,852	21,129	(139)	(1)	(305)	(1)
Total deposits	$185,620	$184,035	$183,313	$180,011	$175,086	$1,585	1%	$10,534	6%

AVERAGE BALANCE SHEETS, ANNUALIZED YIELDS AND RATES
(dollars in millions)

	QUARTERLY TRENDS									2Q26 Change
	2Q26			1Q26			2Q25			1Q26			2Q25
	Average Balance	Interest	Rate	Average Balance	Interest	Rate	Average Balance	Interest	Rate	Average Balance	Interest	Rate	Average Balance	Interest	Rate
INTEREST-EARNING ASSETS
Interest-bearing cash and due from banks and deposits in banks	$10,839	$103	3.78%	$10,079	$91	3.60%	$8,217	$92	4.40%	$760	$12	18 bps	$2,622	$11	(62) bps
Taxable investment securities	48,087	446	3.71	46,928	424	3.62	46,537	428	3.69	1,159	22	9	1,550	18	2
Non-taxable investment securities	1	—	2.60	1	—	2.60	1	—	2.60	—	—	—	—	—	—
Total investment securities	48,088	446	3.71	46,929	424	3.62	46,538	428	3.69	1,159	22	9	1,550	18	2
Commercial and industrial	52,214	707	5.35	50,140	644	5.14	44,936	549	4.84	2,074	63	21	7,278	158	51
Commercial real estate	24,334	333	5.41	24,401	328	5.38	26,487	384	5.73	(67)	5	3	(2,153)	(51)	(32)
Total commercial	76,548	1,040	5.37	74,541	972	5.22	71,423	933	5.17	2,007	68	15	5,125	107	20
Residential mortgages	35,793	367	4.09	35,090	353	4.03	33,420	327	3.92	703	14	6	2,373	40	17
Home equity	19,876	319	6.43	19,230	307	6.47	17,324	308	7.14	646	12	(4)	2,552	11	(71)
Automobile	1,667	20	4.78	2,090	24	4.68	3,705	41	4.41	(423)	(4)	10	(2,038)	(21)	37
Education	8,183	124	6.11	8,442	127	6.08	8,660	128	5.94	(259)	(3)	3	(477)	(4)	17
Other retail	4,061	98	9.67	4,017	101	10.22	4,277	114	10.66	44	(3)	(55)	(216)	(16)	(99)
Total retail	69,580	928	5.34	68,869	912	5.34	67,386	918	5.46	711	16	—	2,194	10	(12)
Total loans and leases	146,128	1,968	5.36	143,410	1,884	5.28	138,809	1,851	5.31	2,718	84	8	7,319	117	5
Loans held for sale	1,715	26	6.04	1,511	21	5.65	2,754	36	5.29	204	5	39	(1,039)	(10)	75
Total interest-earning assets	206,770	2,543	4.90	201,929	2,420	4.81	196,318	2,407	4.89	4,841	123	9	10,452	136	1
Noninterest-earning assets	22,493			22,295			21,343			198			1,150
TOTAL ASSETS	$229,263			$224,224			$217,661			$5,039			$11,602
INTEREST-BEARING LIABILITIES
Checking with interest	$38,632	$132	1.38%	$37,027	$122	1.33%	$33,847	$123	1.46%	$1,605	$10	5	$4,785	$9	(8)
Savings	23,780	64	1.06	24,095	65	1.10	25,536	85	1.34	(315)	(1)	(4)	(1,756)	(21)	(28)
Money market	60,295	374	2.49	60,141	350	2.36	54,716	376	2.75	154	24	13	5,579	(2)	(26)
Time	21,032	177	3.39	20,766	178	3.46	22,679	218	3.85	266	(1)	(7)	(1,647)	(41)	(46)
Total interest-bearing deposits	143,739	747	2.08	142,029	715	2.04	136,778	802	2.35	1,710	32	4	6,961	(55)	(27)
Short-term borrowed funds	989	9	3.43	454	4	3.74	925	9	3.96	535	5	(31)	64	—	(53)
FHLB advances	3,538	35	3.94	1,408	14	4.02	1,063	12	4.64	2,130	21	(8)	2,475	23	(70)
Senior debt	7,078	89	5.01	6,843	86	5.04	7,042	90	5.07	235	3	(3)	36	(1)	(6)
Subordinated debt and other debt	2,496	32	5.09	2,824	39	5.50	4,394	57	5.18	(328)	(7)	(41)	(1,898)	(25)	(9)
Total long-term borrowed funds	13,112	156	4.74	11,075	139	5.03	12,499	159	5.07	2,037	17	(29)	613	(3)	(33)
Total borrowed funds	14,101	165	4.65	11,529	143	4.98	13,424	168	5.00	2,572	22	(33)	677	(3)	(35)
Total interest-bearing liabilities	157,840	912	2.31	153,558	858	2.26	150,202	970	2.59	4,282	54	5	7,638	(58)	(28)
Noninterest-bearing demand deposits	39,881			39,286			37,350			595			2,531
Other noninterest-bearing liabilities	5,592			5,274			5,503			318			89
TOTAL LIABILITIES	203,313			198,118			193,055			5,195			10,258
STOCKHOLDERS' EQUITY	25,950			26,106			24,606			(156)			1,344
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$229,263			$224,224			$217,661			$5,039			$11,602
INTEREST RATE SPREAD			2.59%			2.55%			2.30%			4			29
NET INTEREST INCOME AND NET INTEREST MARGIN		$1,631	3.16%		$1,562	3.14%		$1,437	2.94%		$69	2		$194	22
NET INTEREST INCOME AND NET INTEREST MARGIN, FTE[1]		$1,634	3.17%		$1,565	3.14%		$1,441	2.95%		$69	3		$193	22
Memo: Total deposits (interest-bearing and noninterest-bearing demand)	$183,620	$747	1.63%	$181,315	$715	1.60%	$174,128	$802	1.85%	$2,305	$32	3 bps	$9,492	($55)	(22) bps

1Net interest income and net interest margin are presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21% to adjust for the tax-exempt status of income from certain assets held by the Company and are considered non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

AVERAGE BALANCE SHEETS, ANNUALIZED YIELDS AND RATES
(dollars in millions)

	FOR THE SIX MONTHS ENDED JUNE 30,						2026 Change
	2026			2025			2025
	Average Balance	Interest	Rate	Average Balance	Interest	Rate	Average Balance	Interest	Rate
INTEREST-EARNING ASSETS
Interest-bearing cash and due from banks and deposits in banks	$10,461	$194	3.69%	$8,155	$181	4.41%	$2,306	$13	(72)	bps
Taxable investment securities	47,511	870	3.67	46,304	846	3.66	1,207	24	1
Non-taxable investment securities	1	—	2.60	1	—	2.60	—	—	—
Total investment securities	47,512	870	3.67	46,305	846	3.66	1,207	24	1
Commercial and industrial	51,183	1,351	5.25	44,271	1,064	4.78	6,912	287	47
Commercial real estate	24,367	661	5.39	26,749	771	5.73	(2,382)	(110)	(34)
Total commercial	75,550	2,012	5.30	71,020	1,835	5.14	4,530	177	16
Residential mortgages	35,442	720	4.06	33,147	645	3.89	2,295	75	17
Home equity	19,555	626	6.45	16,988	601	7.14	2,567	25	(69)
Automobile	1,878	44	4.73	4,047	88	4.40	(2,169)	(44)	33
Education	8,312	251	6.09	9,670	276	5.76	(1,358)	(25)	33
Other retail	4,039	199	9.94	4,385	235	10.79	(346)	(36)	(85)
Total retail	69,226	1,840	5.34	68,237	1,845	5.44	989	(5)	(10)
Total loans and leases	144,776	3,852	5.32	139,257	3,680	5.29	5,519	172	3
Loans held for sale	1,613	47	5.85	1,975	52	5.30	(362)	(5)	55
Total interest-earning assets	204,362	4,963	4.85	195,692	4,759	4.86	8,670	204	(1)
Noninterest-earning assets	22,395			21,297			1,098
TOTAL ASSETS	$226,757			$216,989			$9,768
INTEREST-BEARING LIABILITIES
Checking with interest	$37,834	$254	1.36%	$33,273	$233	1.41%	$4,561	$21	(5)
Savings	23,937	129	1.08	25,647	174	1.37	(1,710)	(45)	(29)
Money market	60,218	724	2.43	54,575	733	2.71	5,643	(9)	(28)
Time	20,900	355	3.42	22,977	457	4.01	(2,077)	(102)	(59)
Total interest-bearing deposits	142,889	1,462	2.06	136,472	1,597	2.36	6,417	(135)	(30)
Short-term borrowed funds	723	13	3.53	800	17	4.20	(77)	(4)	(67)
FHLB advances	2,479	49	3.96	831	19	4.62	1,648	30	(66)
Senior debt	6,961	175	5.03	7,087	176	4.96	(126)	(1)	7
Subordinated debt and other debt	2,659	71	5.31	4,660	122	5.24	(2,001)	(51)	7
Total long-term borrowed funds	12,099	295	4.87	12,578	317	5.04	(479)	(22)	(17)
Total borrowed funds	12,822	308	4.80	13,378	334	4.99	(556)	(26)	(19)
Total interest-bearing liabilities	155,711	1,770	2.29	149,850	1,931	2.59	5,861	(161)	(30)
Noninterest-bearing demand deposits	39,585			36,948			2,637
Other noninterest-bearing liabilities	5,433			5,736			(303)
TOTAL LIABILITIES	200,729			192,534			8,195
STOCKHOLDERS' EQUITY	26,028			24,455			1,573
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$226,757			$216,989			$9,768
INTEREST RATE SPREAD			2.56%			2.27%			29
NET INTEREST INCOME AND NET INTEREST MARGIN		$3,193	3.15%		$2,828	2.91%		$365	24
NET INTEREST INCOME AND NET INTEREST MARGIN, FTE[1]		$3,199	3.16%		$2,836	2.92%		$363	24
Memo: Total deposits (interest-bearing and noninterest-bearing demand)	$182,474	$1,462	1.62%	$173,420	$1,597	1.86%	$9,054	($135)	(24)	bps
1 Net interest income and net interest margin are presented on a fully taxable-equivalent ("FTE") basis using the federal statutory tax rate of 21% to adjust for the tax-exempt status of income from certain assets held by the Company and are considered non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

MORTGAGE BANKING FEES SUMMARY
(dollars in millions)

QUARTERLY TRENDS	FOR THE SIX MONTHS ENDED JUNE 30,
2Q26 Change	2026 Change
2Q26	1Q26	4Q25	3Q25	2Q25	1Q26	2Q25	2026	2025	2025
$/bps	%	$/bps	%	$/bps	%
MORTGAGE BANKING FEES
Production revenue	$15	$21	$19	$18	$19	($6)	(29%)	($4)	(21%)	$36	$34	$2	6%
Mortgage servicing revenue	30	24	21	29	28	6	25	2	7	54	60	(6)	(10)
MSR valuation changes, net of hedge impact	(3)	(3)	12	2	26	—	—	(29)	NM	(6)	38	(44)	NM
Total mortgage banking fees	$42	$42	$52	$49	$73	$—	—%	($31)	(42%)	$84	$132	($48)	(36%)

Pull-through adjusted locks	$2,590	$2,299	$2,486	$2,150	$2,458	$291	13%	$132	5%	$4,889	$4,570	$319	7%

Production revenue as a percentage of Pull-through adjusted locks	0.58%	0.90%	0.78%	0.81%	0.78%	(33)	bps	(21)	bps	0.73%	0.75%	(2)	bps

RESIDENTIAL REAL ESTATE ORIGINATIONS
Retail	$2,657	$1,944	$2,175	$2,019	$2,189	$713	37%	$468	21%	$4,601	$3,633	$968	27%
Third Party	2,079	1,854	2,179	1,837	1,916	225	12	163	9	3,933	3,390	543	16
Total	$4,736	$3,798	$4,354	$3,856	$4,105	$938	25%	$631	15%	$8,534	$7,023	$1,511	22%

Originated for sale	$2,676	$2,415	$2,748	$2,379	$2,486	$261	11%	$190	8%	$5,091	$4,402	$689	16%
Originated for investment	2,060	1,383	1,606	1,477	1,619	677	49	441	27	3,443	2,621	822	31
Total	$4,736	$3,798	$4,354	$3,856	$4,105	$938	25%	$631	15%	$8,534	$7,023	$1,511	22%

MORTGAGE SERVICING INFORMATION (UPB)
Loans serviced for others	$94,589	$94,794	$94,877	$95,244	$95,422	($205)	—%	($833)	(1%)	$94,589	$95,422	($833)	(1%)
Owned loans serviced	36,975	35,888	35,599	34,760	34,284	1,087	3	2,691	8	36,975	34,284	2,691	8
Total	$131,564	$130,682	$130,476	$130,004	$129,706	$882	1%	$1,858	1%	$131,564	$129,706	$1,858	1%

MSR at fair value	$1,482	$1,462	$1,455	$1,430	$1,426	$20	1%	$56	4%	$1,482	$1,426	$56	4%

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING
(dollars in millions)

	QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
CONSUMER BANKING						2Q26 Change								2026 Change
	2Q26	1Q26	4Q25	3Q25	2Q25	1Q26			2Q25			2026	2025	2025
						$/bps		%	$/bps		%			$/bps		%
Net interest income	$1,348	$1,309	$1,299	$1,262	$1,218	$39		3%	$130		11%	$2,657	$2,411	$246		10%
Noninterest income	314	299	315	311	329	15		5	(15)		(5)	613	626	(13)		(2)
Total revenue	1,662	1,608	1,614	1,573	1,547	54		3	115		7	3,270	3,037	233		8
Noninterest expense	1,016	1,028	984	979	963	(12)		(1)	53		6	2,044	1,917	127		7
Profit (loss) before credit losses	646	580	630	594	584	66		11	62		11	1,226	1,120	106		9
Net charge-offs	72	71	80	81	81	1		1	(9)		(11)	143	167	(24)		(14)
Income (loss) before income tax expense (benefit)	574	509	550	513	503	65		13	71		14	1,083	953	130		14
Income tax expense (benefit)	148	131	139	130	127	17		13	21		17	279	241	38		16
Net income (loss)	$426	$378	$411	$383	$376	$48		13%	$50		13%	$804	$712	$92		13%
AVERAGE BALANCES
Total assets	$85,302	$83,870	$82,552	$80,729	$78,822	$1,432		2%	$6,480		8%	$84,590	$78,182	$6,408		8%
Total loans and leases[1]	78,550	77,089	75,980	74,274	72,402	1,461		2	6,148		8	77,824	71,732	6,092		8
Deposits	136,722	133,126	131,488	128,547	127,271	3,596		3	9,451		7	134,934	126,504	8,430		7
Interest-earning assets	79,163	77,695	76,583	74,870	72,988	1,468		2	6,175		8	78,433	72,315	6,118		8
KEY METRICS
Net interest margin	6.83%	6.83%	6.73%	6.69%	6.69%	—	bps		14	bps		6.83%	6.72%	11	bps
Efficiency ratio	61.14	63.94	60.98	62.22	62.24	(280)	bps		(110)	bps		62.51	63.13	(62)	bps
Loan-to-deposit ratio (period-end balances)	58.07	56.55	57.28	57.40	57.24	152	bps		83	bps		58.07	57.24	83	bps
Loan-to-deposit ratio (average balances)	56.84	57.36	57.19	57.16	56.26	(52)	bps		58	bps		57.10	56.15	95	bps
1 Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - COMMERCIAL BANKING
(dollars in millions)

	QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
COMMERCIAL BANKING						2Q26 Change								2026 Change
	2Q26	1Q26	4Q25	3Q25	2Q25	1Q26			2Q25			2026	2025	2025
						$/bps		%	$/bps		%			$/bps		%
Net interest income	$467	$456	$450	$448	$439	$11		2%	$28		6%	$923	$880	$43		5%
Noninterest income	292	263	262	286	232	29		11	60		26	555	447	108		24
Total revenue	759	719	712	734	671	40		6	88		13	1,478	1,327	151		11
Noninterest expense	326	334	357	333	317	(8)		(2)	9		3	660	644	16		2
Profit (loss) before credit losses	433	385	355	401	354	48		12	79		22	818	683	135		20
Net charge-offs	63	64	70	78	84	(1)		(2)	(21)		(25)	127	161	(34)		(21)
Income (loss) before income tax expense (benefit)	370	321	285	323	270	49		15	100		37	691	522	169		32
Income tax expense (benefit)	90	78	70	75	64	12		15	26		41	168	120	48		40
Net income (loss)	$280	$243	$215	$248	$206	$37		15%	$74		36%	$523	$402	$121		30%
AVERAGE BALANCES
Total assets	$69,614	$67,737	$66,750	$66,134	$66,284	$1,877		3%	$3,330		5%	$68,681	$65,827	$2,854		4%
Total loans and leases[1]	66,421	64,574	63,356	62,905	63,057	1,847		3	3,364		5	65,502	62,749	2,753		4
Deposits	44,064	45,354	45,443	44,482	42,481	(1,290)		(3)	1,583		4	44,706	42,330	2,376		6
Interest-earning assets	67,145	65,345	64,248	63,719	63,710	1,800		3	3,435		5	66,250	63,366	2,884		5
KEY METRICS
Net interest margin	2.78%	2.84%	2.78%	2.78%	2.78%	(6)	bps		—	bps		2.81%	2.81%	—	bps
Efficiency ratio	42.71	46.66	50.09	45.15	47.47	(395)	bps		(476)	bps		44.64	48.60	(396)	bps
Loan-to-deposit ratio (period-end balances)	142.67	141.03	132.96	132.70	139.59	164	bps		308	bps		142.67	139.59	308	bps
Loan-to-deposit ratio (average balances)	148.75	140.64	138.26	140.06	146.90	811	bps		185	bps		144.66	146.88	(222)	bps
1 Includes loans held for sale.

SEGMENT FINANCIAL HIGHLIGHTS - OTHER
(dollars in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
OTHER[1]						2Q26 Change						2026 Change
	2Q26	1Q26	4Q25	3Q25	2Q25	1Q26		2Q25		2026	2025	2025
						$	%	$	%			$	%
Net interest income	($184)	($203)	($212)	($222)	($220)	$19	9%	$36	16%	($387)	($463)	$76	16%
Noninterest income	46	44	43	33	39	2	5	7	18	90	71	19	27
Total revenue	(138)	(159)	(169)	(189)	(181)	21	13	43	24	(297)	(392)	95	24
Noninterest expense	52	16	2	23	39	36	225	13	33	68	72	(4)	(6)
Profit (loss) before provision (benefit) for credit losses	(190)	(175)	(171)	(212)	(220)	(15)	(9)	30	14	(365)	(464)	99	21
Provision (benefit) for credit losses	(1)	5	(13)	(5)	(1)	(6)	NM	—	—	4	(11)	15	NM
Income (loss) before income tax expense (benefit)	(189)	(180)	(158)	(207)	(219)	(9)	(5)	30	14	(369)	(453)	84	19
Income tax expense (benefit)	(70)	(76)	(60)	(70)	(73)	6	8	3	4	(146)	(148)	2	1
Net income (loss)	($119)	($104)	($98)	($137)	($146)	($15)	(14%)	$27	18%	($223)	($305)	$82	27%
AVERAGE BALANCES
Total assets	$74,347	$72,617	$71,940	$72,254	$72,555	$1,730	2%	$1,792	2%	$73,486	$72,980	$506	1%
Total loans and leases[2]	2,872	3,258	3,944	4,950	6,104	(386)	(12)	(3,232)	(53)	3,064	6,751	(3,687)	(55)
Deposits	2,834	2,835	2,926	2,928	4,376	(1)	—	(1,542)	(35)	2,834	4,586	(1,752)	(38)
Interest-earning assets	60,462	58,889	58,336	59,009	59,620	1,573	3	842	1	59,680	60,011	(331)	(1)
1 Consists primarily of treasury and community development, and includes assets, liabilities, capital, revenues, provision (benefit) for credit losses, expenses, and income tax expense (benefit) not attributed to our Consumer Banking or Commercial Banking segments.
2 Includes loans held for sale.

CREDIT-RELATED INFORMATION
(dollars in millions)

	AS OF					JUNE 30, 2026 CHANGE
	June 30, 2026	Mar 31, 2026	Dec 31, 2025	Sept 30, 2025	June 30, 2025	Mar 31, 2026			June 30, 2025
						$/bps/%		%	$/bps/%		%
NONACCRUAL LOANS AND LEASES
Commercial and industrial	$244	$188	$277	$230	$233	$56		30%	$11		5%
Commercial real estate	574	679	618	703	706	(105)		(15)	(132)		(19)
Total commercial	818	867	895	933	939	(49)		(6)	(121)		(13)
Residential mortgages[1]	220	217	196	188	198	3		1	22		11
Home equity	316	324	319	297	282	(8)		(2)	34		12
Automobile	21	23	28	31	34	(2)		(9)	(13)		(38)
Education	21	21	20	20	19	—		—	2		11
Other retail	39	45	46	49	52	(6)		(13)	(13)		(25)
Total retail	617	630	609	585	585	(13)		(2)	32		5
Total nonaccrual loans and leases	1,435	1,497	1,504	1,518	1,524	(62)		(4)	(89)		(6)
ASSET QUALITY RATIOS
Allowance for loan and lease losses to loans and leases	1.33%	1.36%	1.36%	1.40%	1.44%	(3)	bps		(11)	bps
Allowance for credit losses to loans and leases	1.48	1.52	1.53	1.56	1.59	(4)	bps		(11)	bps
Allowance for loan and lease losses to nonaccrual loans and leases	137	131	129	130	132	6%			5%
Allowance for credit losses to nonaccrual loans and leases	152	146	145	145	145	6%			7%
Nonaccrual loans and leases to loans and leases	0.97	1.04	1.05	1.08	1.09	(7)	bps		(12)	bps
1 Loans fully or partially guaranteed by the FHA, VA and USDA are classified as accruing.

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	AS OF					JUNE 30, 2026 CHANGE
	June 30, 2026	Mar 31, 2026	Dec 31, 2025	Sept 30, 2025	June 30, 2025	Mar 31, 2026		June 30, 2025
						$/bps	%	$/bps	%
LOANS AND LEASES 90 DAYS OR MORE PAST DUE AND ACCRUING
Commercial and industrial	$3	$1	$5	$39	$3	$2	200%	$—	—%
Commercial real estate	6	26	20	7	60	(20)	(77)	(54)	(90)
Total commercial	9	27	25	46	63	(18)	(67)	(54)	(86)
Residential mortgages[1]	172	179	141	114	128	(7)	(4)	44	34
Home equity	—	—	1	—	—	—	—	—	—
Automobile	—	—	—	—	—	—	—	—	—
Education	2	2	2	2	2	—	—	—	—
Other retail	—	—	—	—	1	—	—	(1)	(100)
Total retail	174	181	144	116	131	(7)	(4)	43	33
Total loans and leases	$183	$208	$169	$162	$194	($25)	(12%)	($11)	(6%)

1 90+ days past due and accruing includes $172 million, $179 million, $141 million, $114 million, and $128 million of loans fully or partially guaranteed by the FHA, VA, and USDA for June 30, 2026, March 31, 2026, December 31, 2025, September 30, 2025 and June 30, 2025, respectively.

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q26 Change						2026 Change
	2Q26	1Q26	4Q25	3Q25	2Q25	1Q26		2Q25		2026	2025	2025
						$	%	$	%			$	%
CHARGE-OFFS, RECOVERIES AND RELATED RATIOS
GROSS CHARGE-OFFS
Commercial and industrial	$51	$50	$40	$33	$39	$1	2%	$12	31%	$101	$73	$28	38%
Commercial real estate	25	41	42	58	54	(16)	(39)	(29)	(54)	66	105	(39)	(37)
Total commercial	76	91	82	91	93	(15)	(16)	(17)	(18)	167	178	(11)	(6)
Residential mortgages	1	1	5	1	—	—	—	1	100	2	1	1	100
Home equity	5	6	5	3	4	(1)	(17)	1	25	11	9	2	22
Automobile	8	9	12	13	14	(1)	(11)	(6)	(43)	17	34	(17)	(50)
Education	26	22	26	25	26	4	18	—	—	48	82	(34)	(41)
Other retail	50	54	57	62	64	(4)	(7)	(14)	(22)	104	131	(27)	(21)
Total retail	90	92	105	104	108	(2)	(2)	(18)	(17)	182	257	(75)	(29)
Total gross charge-offs	$166	$183	$187	$195	$201	($17)	(9%)	($35)	(17%)	$349	$435	($86)	(20%)
GROSS RECOVERIES
Commercial and industrial	$2	$15	$6	$3	$—	($13)	(87%)	$2	100%	$17	$4	$13	NM
Commercial real estate	3	3	1	3	1	—	—	2	200	6	1	5	NM
Total commercial	5	18	7	6	1	(13)	(72)	4	NM	23	5	18	NM
Residential mortgages	1	3	—	1	—	(2)	(67)	1	100	4	1	3	NM
Home equity	5	4	5	6	6	1	25	(1)	(17)	9	11	(2)	(18)
Automobile	7	7	9	9	11	—	—	(4)	(36)	14	23	(9)	(39)
Education	6	6	6	5	8	—	—	(2)	(25)	12	13	(1)	(8)
Other retail	7	7	5	6	8	—	—	(1)	(13)	14	15	(1)	(7)
Total retail	26	27	25	27	33	(1)	(4)	(7)	(21)	53	63	(10)	(16)
Total gross recoveries	$31	$45	$32	$33	$34	($14)	(31%)	($3)	(9%)	$76	$68	$8	12%
NET CHARGE-OFFS (RECOVERIES)
Commercial and industrial	$49	$35	$34	$30	$39	$14	40%	$10	26%	$84	$69	$15	22%
Commercial real estate	22	38	41	55	53	(16)	(42)	(31)	(58)	60	104	(44)	(42)
Total commercial	71	73	75	85	92	(2)	(3)	(21)	(23)	144	173	(29)	(17)
Residential mortgages	—	(2)	5	—	—	2	100	—	—	(2)	—	(2)	—
Home equity	—	2	—	(3)	(2)	(2)	(100)	2	100	2	(2)	4	NM
Automobile	1	2	3	4	3	(1)	(50)	(2)	(67)	3	11	(8)	(73)
Education	20	16	20	20	18	4	25	2	11	36	69	(33)	(48)
Other retail	43	47	52	56	56	(4)	(9)	(13)	(23)	90	116	(26)	(22)
Total retail	64	65	80	77	75	(1)	(2)	(11)	(15)	129	194	(65)	(34)
Total net charge-offs	$135	$138	$155	$162	$167	($3)	(2%)	($32)	(19%)	$273	$367	($94)	(26%)

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
						2Q26 Change								2026 Change
	2Q26	1Q26	4Q25	3Q25	2Q25	1Q26			2Q25			2026	2025	2025
						$/bps		%	$/bps		%			$/bps		%
ANNUALIZED NET CHARGE-OFF (RECOVERY) RATES
Commercial and industrial	0.38%	0.28%	0.28%	0.26%	0.35%	10	bps		3	bps		0.33%	0.31%	2	bps
Commercial real estate	0.36	0.64	0.64	0.85	0.80	(28)			(44)			0.50	0.79	(29)
Total commercial	0.37	0.40	0.40	0.47	0.51	(3)			(14)			0.39	0.49	(10)
Residential mortgages	0.01	(0.02)	0.05	—	—	3			1			(0.01)	—	(1)
Home equity	0.01	0.04	—	(0.06)	(0.05)	(3)			6			0.03	(0.03)	6
Automobile	0.19	0.35	0.60	0.43	0.36	(16)			(17)			0.28	0.56	(28)
Education	0.94	0.80	0.94	0.92	0.86	14			8			0.87	1.44	(57)
Other retail	4.22	4.74	5.02	5.45	5.23	(52)			(101)			4.48	5.35	(87)
Total retail	0.37	0.38	0.46	0.45	0.45	(1)			(8)			0.38	0.57	(19)
Total loans and leases	0.37%	0.39%	0.43%	0.46%	0.48%	(2)	bps		(11)	bps		0.38%	0.53%	(15)	bps
Memo: Average loans
Commercial and industrial	$52,214	$50,140	$48,108	$46,351	$44,936	$2,074		4%	$7,278		16%	$51,183	$44,271	$6,912		16%
Commercial real estate	24,334	24,401	25,043	25,799	26,487	(67)		—	(2,153)		(8)	24,367	26,749	(2,382)		(9)
Total commercial	76,548	74,541	73,151	72,150	71,423	2,007		3	5,125		7	75,550	71,020	4,530		6
Residential mortgages	35,793	35,090	34,752	34,134	33,420	703		2	2,373		7	35,442	33,147	2,295		7
Home equity	19,876	19,230	18,754	18,027	17,324	646		3	2,552		15	19,555	16,988	2,567		15
Automobile	1,667	2,090	2,557	3,096	3,705	(423)		(20)	(2,038)		(55)	1,878	4,047	(2,169)		(54)
Education	8,183	8,442	8,469	8,513	8,660	(259)		(3)	(477)		(6)	8,312	9,670	(1,358)		(14)
Other retail	4,061	4,017	4,074	4,091	4,277	44		1	(216)		(5)	4,039	4,385	(346)		(8)
Total retail	69,580	68,869	68,606	67,861	67,386	711		1	2,194		3	69,226	68,237	989		1
Total loans and leases	$146,128	$143,410	$141,757	$140,011	$138,809	$2,718		2%	$7,319		5%	$144,776	$139,257	$5,519		4%

CREDIT-RELATED INFORMATION, CONTINUED
(dollars in millions)

	QUARTERLY TRENDS									FOR THE SIX MONTHS ENDED JUNE 30,
						2Q26 Change						2026 Change
	2Q26	1Q26	4Q25	3Q25	2Q25	1Q26		2Q25		2026	2025	2025
						$	%	$	%			$	%
SUMMARY OF CHANGES IN THE COMPONENTS OF THE ALLOWANCE FOR CREDIT LOSSES
Allowance for loan and lease losses - beginning	$1,958	$1,943	$1,972	$2,008	$2,014	$15	1%	($56)	(3%)	$1,943	$2,061	($118)	(6%)
Charge-offs:
Commercial	76	91	82	91	93	(15)	(16)	(17)	(18)	167	178	(11)	(6)
Retail	90	92	105	104	108	(2)	(2)	(18)	(17)	182	257	(75)	(29)
Total charge-offs	166	183	187	195	201	(17)	(9)	(35)	(17)	349	435	(86)	(20)
Recoveries:
Commercial	5	18	7	6	1	(13)	(72)	4	NM	23	5	18	NM
Retail	26	27	25	27	33	(1)	(4)	(7)	(21)	53	63	(10)	(16)
Total recoveries	31	45	32	33	34	(14)	(31)	(3)	(9)	76	68	8	12
Net charge-offs	135	138	155	162	167	(3)	(2)	(32)	(19)	273	367	(94)	(26)
Provision (benefit) for loan and lease losses:
Commercial	72	130	50	62	50	(58)	(45)	22	44	202	139	63	45
Retail	74	23	76	64	111	51	222	(37)	(33)	97	175	(78)	(45)
Total provision (benefit) for loan and lease losses	146	153	126	126	161	(7)	(5)	(15)	(9)	299	314	(15)	(5)
Allowance for loan and lease losses - ending	$1,969	$1,958	$1,943	$1,972	$2,008	$11	1%	($39)	(2%)	$1,969	$2,008	($39)	(2%)

Allowance for unfunded lending commitments - beginning	$227	$240	$229	$201	$198	($13)	(5%)	$29	15%	$240	$198	$42	21%
Provision (benefit) for unfunded lending commitments	(12)	(13)	11	28	3	1	8%	(15)	NM	(25)	3	(28)	NM
Allowance for unfunded lending commitments - ending	$215	$227	$240	$229	$201	($12)	(5%)	$14	7%	$215	$201	$14	7%
Total allowance for credit losses - ending	$2,184	$2,185	$2,183	$2,201	$2,209	($1)	—%	($25)	(1%)	$2,184	$2,209	($25)	(1%)

Memo: Total allowance for credit losses by product
Commercial	$1,293	$1,304	$1,252	$1,265	$1,269	($11)	(1%)	$24	2%	$1,293	$1,269	$24	2%
Retail	891	881	931	936	940	10	1	(49)	(5)	891	940	(49)	(5)
Total allowance for credit losses	$2,184	$2,185	$2,183	$2,201	$2,209	($1)	—%	($25)	(1%)	$2,184	$2,209	($25)	(1%)

CAPITAL AND RATIOS
(dollars in millions)

	AS OF									FOR THE SIX MONTHS ENDED JUNE 30,
						JUNE 30, 2026 CHANGE						2026 Change
	June 30, 2026	Mar 31, 2026	Dec 31, 2025	Sept 30, 2025	June 30, 2025	Mar 31, 2026		June 30, 2025		2026	2025	2025
						$	%	$	%			$	%
CAPITAL RATIOS AND COMPONENTS (PRELIMINARY)
CET1 capital	$18,364	$18,178	$18,240	$18,046	$17,812	$186	1%	$552	3%
Tier 1 capital	20,475	20,289	20,351	20,157	19,925	186	1	550	3
Total capital	23,933	23,751	23,654	23,455	23,221	182	1	712	3
Risk-weighted assets	176,336	173,268	171,493	168,932	168,017	3,068	2	8,319	5
Adjusted average assets[1]	223,517	218,192	215,321	213,536	212,450	5,325	2	11,067	5
CET1 capital ratio	10.4%	10.5%	10.6%	10.7%	10.6%
Tier 1 capital ratio	11.6	11.7	11.9	11.9	11.9
Total capital ratio	13.6	13.7	13.8	13.9	13.8
Tier 1 leverage ratio	9.2	9.3	9.5	9.4	9.4
TANGIBLE COMMON EQUITY (PERIOD-END)
Common stockholders' equity	$24,072	$24,061	$24,206	$23,718	$23,121	$11	—%	$951	4%	$24,072	$23,121	$951	4%
Less: Goodwill	8,220	8,221	8,187	8,187	8,187	(1)	—	33	—	8,220	8,187	33	—
Less: Other intangible assets	105	112	115	123	128	(7)	(6)	(23)	(18)	105	128	(23)	(18)
Add: Deferred tax liabilities[2]	438	437	437	440	440	1	—	(2)	—	438	440	(2)	—
Total tangible common equity[3]	$16,185	$16,165	$16,341	$15,848	$15,246	$20	—%	$939	6%	$16,185	$15,246	$939	6%
TANGIBLE COMMON EQUITY (AVERAGE)
Common stockholders' equity	$23,839	$23,995	$23,823	$23,288	$22,494	($156)	(1%)	$1,345	6%	$23,917	$22,342	$1,575	7%
Less: Goodwill	8,221	8,198	8,187	8,187	8,187	23	—	34	—	8,209	8,187	22	—
Less: Other intangible assets	109	114	120	126	134	(5)	(4)	(25)	(19)	111	138	(27)	(20)
Add: Deferred tax liabilities[2]	438	437	440	440	438	1	—	—	—	437	438	(1)	—
Total tangible common equity[3]	$15,947	$16,120	$15,956	$15,415	$14,611	($173)	(1%)	$1,336	9%	$16,034	$14,455	$1,579	11%
INTANGIBLE ASSETS (PERIOD-END)
Goodwill	$8,220	$8,221	$8,187	$8,187	$8,187	($1)	—%	$33	—%	$8,220	$8,187	$33	—%
Other intangible assets	105	112	115	123	128	(7)	(6)	(23)	(18)	105	128	(23)	(18)
Total intangible assets	$8,325	$8,333	$8,302	$8,310	$8,315	($8)	—%	$10	—%	$8,325	$8,315	$10	—%

1 Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangible assets, net of deferred taxes, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP.
2 Deferred tax liabilities relate to tax-deductible goodwill and other intangible assets.
3 These are non-GAAP financial measures. For further information on these measures, refer to "Non-GAAP Financial Measures and Reconciliations."

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS
(dollars in millions, except per share data)

Non-GAAP Financial Measures
This document contains non-GAAP financial measures that we believe provide useful information to investors to understand our results of operations or financial condition. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP financial measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP. The following tables present reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures.

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(dollars in millions, except per share data)

		QUARTERLY TRENDS											FOR THE SIX MONTHS ENDED JUNE 30,
							2Q26 Change								2026 Change
		2Q26	1Q26	4Q25	3Q25	2Q25	1Q26			2Q25			2026	2025	2025
							$		%	$		%				$	%
Pre-provision profit:
Total revenue (GAAP)	A	$2,283	$2,168	$2,157	$2,118	$2,037	$115		5%	$246		12%	$4,451	$3,972		$479	12%
Less: Noninterest expense (GAAP)	B	1,394	1,378	1,343	1,335	1,319	16		1	75		6	2,772	2,633		139	5
Pre-provision profit (non-GAAP)		$889	$790	$814	$783	$718	$99		13%	$171		24%	$1,679	$1,339		$340	25%
Book value per common share and tangible book value per common share:
Common shares - at period-end (GAAP)	C	422,677,660	426,023,578	429,242,174	431,453,142	432,768,811	(3,345,918)		(1%)	(10,091,151)		(2%)	422,677,660	432,768,811		(10,091,151)	(2%)
Common stockholders' equity (GAAP)	D	$24,072	$24,061	$24,206	$23,718	$23,121	$11		—	$951		4	$24,072	$23,121		$951	4
Less: Goodwill (GAAP)		8,220	8,221	8,187	8,187	8,187	(1)		—	33		—	8,220	8,187		33	—
Less: Other intangible assets (GAAP)		105	112	115	123	128	(7)		(6)	(23)		(18)	105	128		(23)	(18)
Add: Deferred tax liabilities related to goodwill and other intangible assets (GAAP)		438	437	437	440	440	1		—	(2)		—	438	440		(2)	—
Tangible common equity (non-GAAP)	E	$16,185	$16,165	$16,341	$15,848	$15,246	$20		—%	$939		6%	$16,185	$15,246		$939	6%
Book value per common share (GAAP)	D/C	$56.95	$56.48	$56.39	$54.97	$53.43	$0.47		1%	$3.52		7%	$56.95	$53.43		$3.52	7%
Tangible book value per common share (non-GAAP)	E/C	38.29	37.94	38.07	36.73	35.23	0.35		1	3.06		9	38.29	35.23		3.06	9
Net interest income and net interest margin on an FTE basis:
Net interest income (annualized) (GAAP)	F	$6,542	$6,337	$6,098	$5,902	$5,770	$205		3%	$772		13%	$6,440	$5,704		$736	13%
Average interest-earning assets (GAAP)	G	206,770	201,929	199,167	197,598	196,318	4,841		2	10,452		5	204,362	195,692		8,670	4
Net interest margin (GAAP)	F/G	3.16%	3.14%	3.06%	2.99%	2.94%	2	bps		22	bps		3.15%	2.91%	24	bps
Net interest income (GAAP)		$1,631	$1,562	$1,537	$1,488	$1,437	$69		4%	$194		14%	$3,193	$2,828		$365	13%
FTE adjustment		3	3	4	4	4	—		—	(1)		(25)	6	8		(2)	(25)
Net interest income on an FTE basis (non-GAAP)		1,634	1,565	1,541	1,492	1,441	69		4	193		13	3,199	2,836		363	13
Net interest income on an FTE basis (annualized) (non-GAAP)	H	6,555	6,350	6,112	5,919	5,786	204		3	769		13	6,453	5,720		733	13
Net interest margin on an FTE basis (non-GAAP)	H/G	3.17%	3.14%	3.07%	3.00%	2.95%	3	bps		22	bps		3.16%	2.92%	24	bps
Return on average common equity and return on average tangible common equity:
Net income available to common stockholders (GAAP)	I	$554	$484	$489	$457	$402	$70		14%	$152		38%	$1,038	$742		$296	40%
Average common equity (GAAP)	J	$23,839	$23,995	$23,823	$23,288	$22,494	($156)		(1)	$1,345		6	$23,917	$22,342		$1,575	7
Less: Average goodwill (GAAP)		8,221	8,198	8,187	8,187	8,187	23		—	34		—	8,209	8,187		22	—
Less: Average other intangibles (GAAP)		109	114	120	126	134	(5)		(4)	(25)		(19)	111	138		(27)	(20)
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)		438	437	440	440	438	1		—	—		—	437	438		(1)	—
Average tangible common equity (non-GAAP)	K	$15,947	$16,120	$15,956	$15,415	$14,611	($173)		(1%)	$1,336		9%	$16,034	$14,455		$1,579	11%
Return on average common equity (GAAP)	I/J	9.31%	8.19%	8.16%	7.77%	7.18%	112	bps		213	bps		8.75%	6.70%	205	bps
Return on average tangible common equity (non-GAAP)	I/K	13.91%	12.19%	12.18%	11.75%	11.05%	172	bps		286	bps		13.05%	10.35%	270	bps

NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS, CONTINUED
(dollars in millions, except per share data)

QUARTERLY TRENDS	FOR THE SIX MONTHS ENDED JUNE 30,
2Q26 Change	2026 Change
2Q26	1Q26	4Q25	3Q25	2Q25	1Q26	2Q25	2026	2025	2025
$/bps	%	$/bps	%	$/bps	%
Return on average total assets and return on average total tangible assets:
Net income (GAAP)	L	$587	$517	$528	$494	$436	$70	14%	$151	35%	$1,104	$809	$295	36%
Average total assets (GAAP)	M	$229,263	$224,224	$221,242	$219,117	$217,661	$5,039	2	$11,602	5	$226,757	$216,989	$9,768	5
Less: Average goodwill (GAAP)	8,221	8,198	8,187	8,187	8,187	23	—	34	—	8,209	8,187	22	—
Less: Average other intangibles (GAAP)	109	114	120	126	134	(5)	(4)	(25)	(19)	111	138	(27)	(20)
Add: Average deferred tax liabilities related to goodwill and other intangible assets (GAAP)	438	437	440	440	438	1	—	—	—	437	438	(1)	—
Average tangible assets (non-GAAP)	N	$221,371	$216,349	$213,375	$211,244	$209,778	$5,022	2%	$11,593	6%	$218,874	$209,102	$9,772	5%
Return on average total assets (GAAP)	L/M	1.03%	0.94%	0.95%	0.90%	0.80%	9	bps	23	bps	0.98%	0.75%	23	bps
Return on average total tangible assets (non-GAAP)	L/N	1.06%	0.97%	0.98%	0.93%	0.83%	9	bps	23	bps	1.02%	0.78%	24	bps
Common equity ratio and tangible common equity ratio:
Total assets (GAAP)	O	$233,836	$227,918	$226,351	$222,747	$218,310	$5,918	3%	$15,526	7%	$233,836	$218,310	$15,526	7%
Less: Goodwill (GAAP)	8,220	8,221	8,187	8,187	8,187	(1)	—	33	—	8,220	8,187	33	—
Less: Other intangible assets (GAAP)	105	112	115	123	128	(7)	(6)	(23)	(18)	105	128	(23)	(18)
Add: Deferred tax liabilities related to goodwill and other intangible assets (GAAP)	438	437	437	440	440	1	—	(2)	—	438	440	(2)	—
Tangible assets (non-GAAP)	P	$225,949	$220,022	$218,486	$214,877	$210,435	$5,927	3%	$15,514	7%	$225,949	$210,435	$15,514	7%
Common equity ratio (GAAP)	D/O	10.3%	10.6%	10.7%	10.6%	10.6%	(27) bps	(30) bps	10.3%	10.6%	(30) bps
Tangible common equity ratio (non-GAAP)	E/P	7.2	7.3	7.5	7.4	7.2	(10) bps	(4) bps	7.2	7.2	(4) bps